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                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549


                              _________________


                                  FORM  8-K

                                CURRENT REPORT

                       Pursuant to Section 13 or 15(d)
                        of the Securities Exchange Act
                                   of 1934


Date of Report (Date of earliest event reported)     June 25, 2001
                                                 ----------------------


                          SECURITY BIOMETRICS, INC.
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              (Exact name of registrant as specified in charter)


           Nevada                         0-30711              98-0209119
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(State or other jurisdiction            (Commission            (IRS Employer
      of incorporation)                 File Number)        Identification No.)


1410-1030 West Georgia Street, Vancouver, British Columbia, Canada     V6E 2Y3
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(Address of principal executive offices)                              (Zip Code)



Registrant's telephone number, including area code      (604) 609-7749
                                                   -------------------------


                                      N/A
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        (Former name or former address, if changed since last report.)

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Item 4. Changes in Registrant's Certified Accountant.
-----------------------------------------------------

        (a)(1)(i) On June 20, 2001, Security Biometrics, Inc. (the "Registrant") dismissed Bateman & Co., Inc. P.C. (the "Former Accountant") as the Registrant's principal accountants and has engaged the independent firm of Moffitt & Company, P.C. of Scottsdale, Arizona.

        (ii) The Former Accountant's reports on the financial statements for the fiscal years ended June 30, 2000 and 1999 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except for an explanatory note concerning the Registrant's ability to continue as a going concern.

        (iii) The decision to change accountants was approved by the Board of Directors.

        (iv)(A) During the Registrant's last two fiscal years preceding the Former Accountant's dismissal, there were no disagreements with the Former Accountant, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the Former Accountant, would have caused it to make reference to the subject matter of the disagreements in connection with its report.

        (v)(B)     Not applicable.

        (a)(2) Aletter from the Former Accountant addressed to the Securities and Exchange Commission stating that the Former Accountant agrees with the statements made by the Registrant in this report has been filed as
Exhibit 16.1 to this report.

Item 7.Financial Statements and Exhibits.
-----------------------------------------

        (c)        Exhibits

          16.1.    Letter from Bateman & Co., Inc. P.C.

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                                SIGNATURE
                                ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                SECURITY BIOMETRICS, INC.


Dated:  June 25, 2001                           By:     s/ Wayne Taylor
Vancouver, British Columbia                             -----------------------
Canada                                                  Wayne Taylor
                                                        Chief Financial Officer